EXHIBIT 10.6

               EXTENSION AGREEMENT TO INVESTMENT CONTRACT BETWEEN
    GOLDVISION TECHNOLOGIES LTD. AND STRATEGIC COMMUNICATIONS PARTNERS, INC.
                             DATED FEBRUARY 7, 2003










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                   EXTENSION AGREEMENT TO INVESTMENT CONTRACT
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                             EXTENSION AGREEMENT TO
                               INVESTMENT CONTRACT

         THIS AGREEMENT made as of the 7th day of February, 2003

BETWEEN:
          Beijing Goldvision Technologies Ltd. (Chinese characters omitted), a Chinese company, having an office at Central TV Tower No. 02-21, No. 11 Xi San Huan Zhong Road, Beijing, People's Republic of China 100036

          (hereinafter called "Goldvision")
                                                      OF THE FIRST PART
AND:
          Strategic Communications Partners, Inc. a US company having its office at 7931 South Broadway, Suite 130, Littleton, CO 80122 United States of America.

          (hereinafter called "SCP")
                                                      OF THE SECOND PART

WHEREAS:

1. Goldvision is in the business of providing satellite communication, broadband Internet, content, wireless access and transport in Beijing, People's Republic of China ("China");

2. SCP is in the business of providing financial, technical and marketing services based in Denver, Colorado, United States of America ("USA"); and

3. Goldvision wishes to sell and SCP wishes to purchase certain percentage of the equity ownership of Goldvision.

         In accordance with the relevant Chinese laws and regulations, adhering to the principle of equality and mutual benefit and through friendly consultation, the parties agreed to reach this agreement to extend the due dates of the Investment Contract signed December 18th and attached as part of this modification by 60 days, and the other terms and conditions remain unchanged.

THE CORPORATE SEAL of                         )
STRATEGIC COMMUNICATIONS                      )
PARTNERS, INC.                                )
was affixed in the presence of:               )
                                              )
 /S/ KENT LAM                                 )
-------------------------------------         )
Authorised Signatory                          )

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                   EXTENSION AGREEMENT TO INVESTMENT CONTRACT
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THE CORPORATE SEAL of                         )
BEIJING GOLDVISION TECHNOLOGIES               )
LTD. was affixed in the presence of:          )
                                              )
   /S/   SIGNATURE UNKNOWN                    )
-------------------------------------         )
Authorised Signatory                          )














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